Exhibit 10.2

WAIVER and SECOND AMENDMENT to TERM LOAN credit AGREEMENT

This Waiver and Second Amendment to Term Loan Credit Agreement dated as of June 25, 2020 (this “Agreement”) is among ABRAXAS PETROLEUM CORPORATION, a Nevada corporation (the “Borrower”), the undersigned Guarantors (the “Guarantors”), the undersigned Lenders (as defined below), and ANGELO GORDON ENERGY SERVICER, LLC, (in its individual capacity, “AGES”), as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

INTRODUCTION

A.     The Borrower, the financial institutions party thereto as Lenders (the “Lenders”) and the Administrative Agent have entered into the Term Loan Credit Agreement dated as of November 13, 2019, as amended by the First Amendment to Term Loan Credit Agreement dated as of January 20, 2020 (as so amended and as further amended, supplemented or otherwise modified, the “Credit Agreement”).

B.     Reference is made to that certain Term Loan Guaranty Agreement made by the Guarantors in favor of the Administrative Agent dated as of November 13, 2019 (as amended, supplemented or otherwise modified, the “Guaranty”).

C.     Events of Default have occurred under Section 10.01(c)(i) of the Credit Agreement as a result of the Borrower’s failure to deliver (a) audited financial statements for the fiscal year ended December 31, 2019 (the “2019 Audited Financials”) not later than 90 days after the end of such fiscal year in violation of Section 8.06(a) of the Credit Agreement and (b) a consolidated unaudited balance sheet and consolidated unaudited financial statements for the fiscal quarter ended March 31, 2020 (the “Q1 2020 Financial Statements”) not later than 60 days after the end of such fiscal quarter in violation of Section 8.06(b) of the Credit Agreement (such Events of Default being referred to herein as the “Second Lien Financial Statement Events of Default”).

D.     An Event of Default has occurred under Section 10.01(c)(i) of the Credit Agreement as a result of the Borrower’s failure to maintain the Required Hedges as set forth in Section 8.12 of the Credit Agreement with respect to the fiscal quarter ended March 31, 2020 (such Event of Default being referred to herein as the “Second Lien Minimum Hedges Default”).

E.     An Event of Default has occurred under Section 10.01(c)(i) of the Credit Agreement as a result of the Borrower’s failure to comply with Section 9.14(b)(ii) of the Credit Agreement on or prior to the Second Amendment Effective Date (such Event of Default being referred to herein as the “Second Lien Maximum Hedges Default”).

F.     An Event of Default has occurred under Section 10.01(c)(i) of the Credit Agreement as a result of the Borrower’s failure to comply with the minimum Asset Coverage Ratio requirement set forth in Section 9.19 of the Credit Agreement with respect to the fiscal quarter ended March 31, 2020 (such Event of Default being referred to herein as the “Second Lien Asset Coverage Ratio Default”, and together with the Second Lien Financial Statement Events of Default, the Second Lien Minimum Hedges Default and the Second Lien Maximum Hedges Default, the “Designated Second Lien Defaults”).

G.     Events of Default have occurred under Section 10.01(d)(ii) of the Credit Agreement as a result of (a) the Borrower’s failure to deliver (i) the 2019 Audited Financials not later than 90 days after the end of such fiscal year in violation of Section 5.06(a) of the Revolving Credit Agreement and (ii) the Q1 2020 Financial Statements not later than 45 days after the end of such fiscal quarter in violation of Section 5.06(b) of the Revolving Credit Agreement, (b) the Borrower’s failure to comply with Section 6.14(b)(ii) of the Revolving Credit Agreement on or prior to the Second Amendment Effective Date and (c) the Borrower’s failure to comply with the minimum Asset Coverage Ratio (as defined in the Revolving Credit Agreement) requirement as set forth in Section 6.21 of the Revolving Credit Agreement with respect to the fiscal quarter ended March 31, 2020 (such Events of Default being referred to herein as the “Designated First Lien Cross-Defaults”, and together with the Designated Second Lien Defaults, the “Designated Events of Default”).

H.     The Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions hereof, (i) to waive the Designated Events of Default and (ii) amend the Credit Agreement, in each case as set forth herein.

I.     The Borrower and the Guarantors wish to reaffirm their guarantees of and liens supporting the Obligations as amended by this Agreement.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, and the undersigned Lenders hereby agree as follows:

Section 1.     Definitions; References. All capitalized terms not otherwise defined in this Agreement that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement.

Section 2.     Waiver. Notwithstanding any provisions in the Credit Agreement and the other Loan Documents to the contrary, upon the satisfaction of the conditions specified in Section 7 of this Agreement, but effective for all purposes as of the Second Amendment Effective Date, subject to the terms and conditions of this Agreement, each of the undersigned Lenders and the Administrative Agent hereby (a) permanently waives each of the Designated Events of Default and (b) agrees not to charge default interest with respect to the Designated Events of Default so long as each of the 2019 Audited Financials and the Q1 2020 Financial Statements are delivered to the Administrative Agent and each Lender no later than 30 days after the Second Amendment Effective Date (as defined below). The waiver by the Lenders described in this Section 2 is limited to the extent described above and shall not be construed to be a waiver of any other claim arising out of the same or similar facts as the Designated Events of Default, or to be a waiver of Sections 8.06(a), 8.06(b), 8.12, 9.14(b)(ii) or Section 9.19 of the Credit Agreement for any defaults other than the Designated Events of Default, or otherwise to be a permanent waiver of any provision of the Credit Agreement or any other terms, provisions, covenants, warranties or agreements contained in any Loan Document. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default under any Loan Document. The description herein of the Designated Events of Default is based upon the information available to the Administrative Agent and the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default. The failure of the Administrative Agent or the Lenders to give notice to any Loan Party of any such other Defaults or Events of Default is not intended to be and shall not be a waiver thereof. Each of the Loan Parties acknowledges that any failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by any Loan Party of any provision of the Credit Agreement and each other Loan Document shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith.

Section 3.     Amendments to Credit Agreement.

(a)      the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Annex I hereto; and

(b)     a new Exhibit M (Form of Excess Cash Certificate) in the form of Exhibit M hereto is added to the Credit Agreement in the appropriate order therein.

Section 4.     Junior Representative Consent. The Administrative Agent, as the Junior Representative under the Intercreditor Agreement, in connection with Section 5.03(a) of the Intercreditor Agreement, hereby consents to the amendment and modification of the Senior Debt Documents to limit cash payments of interest and certain fees under the Senior Secured Term Loan Agreement as effected pursuant to the First Lien Amendment (as defined in Section 8 below).  The consent described in this Section 4 is limited to the extent described above and shall not be construed to be a consent to or waiver of any provision of the Intercreditor Agreement or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any other Loan Document.

Section 5.     Reaffirmation of Liens.

(a)     Each of the Borrower and each Guarantor (i) is party to certain Security Instruments securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that according to their terms the Security Instruments will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified (including by this Agreement), and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Instruments are valid and subsisting and create an Acceptable Security Interest in the Collateral to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified (including by this Agreement).

(b)     The delivery of this Agreement does not indicate or establish a requirement that any Guaranty or Security Instrument requires the Borrower’s or any Guarantor’s approval of amendments to the Credit Agreement.

Section 6.     Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Agreement. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 7.     Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

(a)     the representations and warranties set forth in the Credit Agreement, the Guaranties and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)     (i) the execution, delivery, and performance of this Agreement are within the corporate, limited liability company or other power and authority of the Borrower or such Guarantor, as applicable, and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower or such Guarantor, as applicable, enforceable against the Borrower or such Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)     as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default (other than the Designated Events of Default) shall have occurred and be continuing.

Section 8.     Effectiveness. This Agreement shall become effective and enforceable against the parties hereto, upon the occurrence of the following conditions precedent (such date being the “Second Amendment Effective Date”):

(a)     The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent and each Lender.

(b)     The representations and warranties in this Agreement shall be true and correct before and after giving effect to this Agreement.

(c)     No Default or Event of Default (other than the Designated Events of Default) shall have occurred and be continuing.

(d)     (i) the Administrative Agent shall have received a copy of a fully executed waiver and amendment dated as of the date hereof under the Revolving Credit Agreement among the Borrower, the other Credit Parties, the lenders party to the Revolving Agreement, and Société Générale, as administrative agent and issuing lender, which waiver and amendment shall (A) waive all defaults caused by or corresponding to the Designated Events of Default under and pursuant to the Revolving Credit Agreement, (B) include amendments to the Revolving Credit Agreement corresponding to those made pursuant to this Agreement and (C) otherwise be in a form satisfactory to the Administrative Agent in its sole discretion (the “First Lien Amendment”), (ii) the First Lien Amendment shall be effective or shall become effective on the Second Amendment Effective Date substantially simultaneously with this Agreement and (iii) the Administrative Agent shall have received a consent duly executed by the requisite number of Approved RBL Lenders under Section 5.03(b) of the Intercreditor Agreement in form and substance satisfactory to the Administrative Agent, which consent shall permit the amendment contemplated by this Agreement pursuant to the terms of the Intercreditor Agreement.

(e)     The Administrative Agent shall have received such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection herewith.

(f)     The Borrower shall have paid all other costs, expenses, and fees which have been invoiced and are payable pursuant to Section 12.04 of the Credit Agreement or any other written agreement.

Section 9.     Effect on Loan Documents. Except as amended hereby, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and, other than as set forth in Section 2, nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default under other Loan Documents.

Section 10.     RELEASE. THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT. IN ADDITION, EACH OF THE LOAN PARTIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT, THE SECURITY AGREEMENTS OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AGREEMENT. EACH OF THE LOAN PARTIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 10, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AGREEMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

Section 11.     Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 12.     Miscellaneous.

(a)     Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original. Delivery of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(b)     No Oral Agreement. This AGREEMENT and the other Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. there are no unwritten oral agreements among the parties.

(c)     Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

(d)     Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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